For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

Florida Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	4,728,785		156,422
		Robert F. Gunia		4,739,960		145,267
		Robert E. La Blanc	4,718,923		166,304
		Douglas H. McCorkindale	4,732,806		152,421
		Stephen P. Munn		4,736,098		149,129
		Richard A. Redeker	4,739,960		145,267
		Judy A. Rice		4,735,939		149,288
		Robin B. Smith		4,732,228		152,999
		Stephen Stoneburn	4,739,960		145,267
		Clay T. Whitehead	4,732,806		152,421

2)*	To Permit the Manager to Enter into, or make material changes to,
Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain
		3,663,573		360,958		155,200

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	4,416,263		315,503		153,461

4b)*	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain
	3,702,895		318,423		158,413

4c)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain
	3,716,126		305,854		157,751

4d)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain
	3,709,500		316,180		154,051

4f)*	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain
		3,702,034		326,337		151,360

4g)*	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain
	3,728,922		293,395		157,414

5)**	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain

*	Approved at the July 17, 2003 meeting.
**	Adjourned until November 5, 2003.



For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New Jersey Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	14,622,187		370,255
		Robert F. Gunia		14,643,689		348,753
		Robert E. La Blanc	14,625,190		367,252
		Douglas H. McCorkindale	14,631,945		360,497
		Stephen P. Munn		14,641,955		350,487
		Richard A. Redeker	14,642,549		349,893
		Judy A. Rice		14,643,415		349,027
		Robin B. Smith		14,622,235		370,207
		Stephen Stoneburn	14,634,599		357,843
		Clay T. Whitehead	14,643,764		348,678

2)**	To Permit the Manager to Enter into, or make material changes to,
Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain
		7,583,402		1,296,722	297,535

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	13,871,977		870,098		250,367

4a)**	To approve changes to fundamental investment restrictions or policies, relating
to: fund diversification.

		For			Against		Abstain
	7,902,948		940,024		334,686

4b)**	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain
	7,755,857		1,118,144		303,658

4c)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain
	7,808,487		1,052,158		313,014

4d)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain
	7,785,566		1,078,630		313,463

4f)**	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain
		7,708,002		1,121,770	347,887

4g)**	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain
	7,758,434		1,033,971		385,254

5)***	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain


*	Approved at the July 17, 2003 meeting.
**	Approved at the August 21, 2003 meeting.
***	Adjourned until November 5, 2003.


For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New Jersey Money Market Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	161,004,592		711,469
		Robert F. Gunia		161,054,257		661,804
		Robert E. La Blanc	161,009,560		706,501
		Douglas H. McCorkindale	160,844,747		871,314
		Stephen P. Munn		160,976,971		739,090
		Richard A. Redeker	160,861,823		854,238
		Judy A. Rice		161,054,257		661,804
		Robin B. Smith		160,785,689		930,372
		Stephen Stoneburn	161,004,592		711,469
		Clay T. Whitehead	161,054,257		661,804

2)**	To Permit the Manager to Enter into, or make material changes to,
Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain
		56,281,936		5,101,917	698,319

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	158,736,433		2,068,571		911,047

4b)**	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain
	55,924,654		4,928,718		1,228,800

4c)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain
	56,363,987		4,605,372		1,112,813

4d)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain
	56,401,095		4,869,556		811,521

4f)**	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain
		56,190,380		4,856,955	1,034,837

4g)**	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain
	56,065,375		4,704,025		1,312,772

5)***	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain


*	Approved at the July 17, 2003 meeting.
**	Approved at the August 21, 2003 meeting.
***	Adjourned until November 5, 2003.



For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New York Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	9,282,460		719,208
		Robert F. Gunia		9,269,350		732,318
		Robert E. La Blanc	9,283,937		717,731
		Douglas H. McCorkindale	9,268,973		732,695
		Stephen P. Munn		9,273,972		727,696
		Richard A. Redeker	9,282,017		719,651
		Judy A. Rice		9,136,847		864,821
		Robin B. Smith		9,137,673		863,995
		Stephen Stoneburn	9,283,937		717,731
		Clay T. Whitehead	9,280,163		721,505

2)*	To Permit the Manager to Enter into, or make material changes to, Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain
		7,008,464		1,018,851	811,145

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	8,437,333		750,677		813,658

4a)*	To approve changes to fundamental investment restrictions or policies, relating
to: fund diversification.

		For			Against		Abstain
	7,505,304		537,463		795,694

4b)*	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain
	7,186,763		788,271		863,427

4c)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain
	7,403,617		601,752		833,092

4d)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain
	7,372,544		624,890		841,027

4f)*	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain
		7,167,795		828,631		842,035

4g)*	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain
	7,254,885		750,734		832,841

5)**	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain

*	Approved at the July 17, 2003 meeting.
**	Adjourned until November 5, 2003.


For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

New York Money Market Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	354,600,225		2,316,624
		Robert F. Gunia		354,600,225		2,316,624
		Robert E. La Blanc	354,600,225		2,316,624
		Douglas H. McCorkindale	354,600,225		2,316,624
		Stephen P. Munn		354,511,451		2,405,398
		Richard A. Redeker	354,566,727		2,350,122
		Judy A. Rice		354,600,225		2,316,624
		Robin B. Smith		354,600,225		2,316,624
		Stephen Stoneburn	354,600,225		2,316,624
		Clay T. Whitehead	354,600,225		2,316,624

2)**	To Permit the Manager to Enter into, or make material changes to, Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	344,689,106		10,289,172		1,938,571

4a)**	To approve changes to fundamental investment restrictions or policies, relating
to: fund diversification.

		For			Against		Abstain


4b)**	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain

4c)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain

4d)**	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain

4f)**	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain

4g)**	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain

5)**	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain

*	Approved at the July 17, 2003 meeting.
**	Adjourned until November 5, 2003.


For the fiscal year ended (a) August 31, 2003
File number: 811-4023

	SUB-ITEM 77C
	Submission of Matters to a Vote of Security Holders

Pennsylvania Series

         A Special Meeting of Shareholders was held on July 17, 2003, and adjourned to August 21,
2003 and further adjourned to September 12, 2003, October 10, 2003 and November 5, 2003. At such meetings the shareholders approved the following proposals:

1)*	Vote on Trustees/Directors:

                  			Affirmative		Authority
					votes cast		 Withheld

		David E. A. Carson	8,507,071		269,002
		Robert F. Gunia		8,508,157		267,916
		Robert E. La Blanc	8,505,483		270,590
		Douglas H. McCorkindale	8,501,874		274,199
		Stephen P. Munn		8,510,385		265,688
		Richard A. Redeker	8,508,862		267,211
		Judy A. Rice		8,508,382		267,691
		Robin B. Smith		8,502,182		273,891
		Stephen Stoneburn	8,511,514		264,559
		Clay T. Whitehead	8,511,777		264,296

2)*	To Permit the Manager to Enter into, or make material changes to,
Subadvisory
Agreements without shareholder approval.

		For			Against		Abstain
		6,702,179		876,911		346,238

3)*	To Permit an amendment to the Management Contract Between PI and the Company on
behalf of each Fund).

		For			Against		Abstain
	7,857,789		530,552		387,732

4a)*	To approve changes to fundamental investment restrictions or policies, relating
to: fund diversification.

		For			Against		Abstain
	7,135,767		412,999		376,562

4b)*	To approve changes to fundamental investment restrictions or policies, relating
to: issuing senior securities, borrowing money or pledging assets.

		For			Against		Abstain
	6,906,032		552,967		466,329

4c)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling real estate.

		For			Against		Abstain
	7,058,309		494,289		372,730

4d)*	To approve changes to fundamental investment restrictions or policies, relating
to: buying and selling commodities and commodity contracts.

		For			Against		Abstain
	6,992,156		565,574		367,598

4f)*	To approve changes to fundamental investment restrictions or policies, relating
to:  making loans.

		For			Against		Abstain
		6,895,557		640,222		389,549

4g)*	To approve changes to fundamental investment restrictions or policies, relating
to: other investment restrictions, including investing in securities of other investment companies.

		For			Against		Abstain
	6,986,054		548,053		391,221

5)**	To approve amendments to the Company?s Declaration of Trust.

		For			Against		Abstain

*	Approved at the July 17, 2003 meeting.
**	Adjourned until November 5, 2003.